SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2009

STATION CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement

As previously disclosed, on July 28, 2009, Station Casinos, Inc. (the “Company”)and its affiliates FCP Holding Inc., FCP VoteCo, LLC, Fertitta Partners, LLC, FCP MezzCo Parent, LLC, FCP MezzCo Parent Sub, LLC, FCP MezzCo Borrower VII, LLC, FCP MezzCo Borrower VI, LLC, FCP MezzCo Borrower V, LLC, FCP MezzCo Borrower IV, LLC, FCP MezzCo Borrower III, LLC, FCP MezzCo Borrower II, LLC, FCP MezzCo Borrower I, LLC, FCP PropCo, LLC, Northern NV Acquisitions, LLC, Tropicana Station, LLC, River Central, LLC and Reno Land Holdings, LLC (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Nevada in Reno, Nevada (the “Bankruptcy Court”) under chapter 11 (collectively, the “Bankruptcy Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) under the caption “Northern NV Acquisitions, LLC, et al Debtors Case No. 09-52470.”

In connection with the filing of the Bankruptcy Cases, on July 31, 2009, the Company entered into a $150 million unsecured, subordinated administrative priority debtor in possession credit agreement (the “DIP Credit Agreement”) among the Company, as borrower, Vista Holdings, LLC (a non-debtor subsidiary of the Company), as administrative agent and lender, and the lenders party thereto.  A copy of the DIP Credit Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein.

The DIP Credit Agreement provides for a $150 million revolving credit facility that will be funded on a committed basis for so long as Vista Holdings, LLC has cash and cash equivalents on hand in an amount in excess of $100 million.  After cash on hand at Vista Holdings, LLC has been reduced to $100 million or less, Vista’s funding obligation will convert to a discretionary funding obligation and will no longer be committed.  The proceeds of the loans incurred by the DIP Credit Agreement will be used for working capital and other general corporate purposes of the Company and will be available for intercompany loans to  its subsidiaries during the pendency of the Bankruptcy Cases.  Advances under the DIP Credit Agreement will bear interest at a rate equal to 2.5% plus LIBOR (as published by the Wall Street Journal on July 31, 2009).

The Company’s obligations under the DIP Credit Agreement will be an administrative expense claim in the Bankruptcy Cases having pari passu priority with other administrative expense claims, provided that repayment of the loan by the Company shall be subordinate to the full repayment of the lenders under the Company’s prepetition Credit Agreement, dated as of November 7, 2007, among the Company, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, and the other agents party thereto, as amended, modified and supplemented by the Forbearance Agreement and First Amendment to the Credit Agreement, dated as of March 2, 2009 and the Second Forbearance Agreement and Second Amendment to Credit Agreement dated as of July 28, 2009.

The Company’s obligations under the DIP Credit Agreement may be accelerated following certain events of default, including (without limitation) the conversion of any of the Bankruptcy Cases to a case under chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to chapter 11 of the Bankruptcy Code.

The DIP Credit Agreement matures on the earlier of (i) the date which is 75 days after the date the Bankruptcy Court enters an order approving the DIP Credit Agreement on an interim basis, if the final order of the Bankruptcy Court approving the DIP Credit Agreement has not been approved on or before such date, (ii) February 10, 2010, (iii) ten business days after the effective date of a chapter 11 plan of reorganization is confirmed in the Bankruptcy Cases by the Bankruptcy Court, and (iv) the date of acceleration, if any, of the advances under the DIP Credit Agreement following an event of default thereunder.

The foregoing summary of the DIP Credit Agreement is a summary and is not intended to be complete and is qualified in its entirety by the complete text of the DIP Credit Agreement.  The DIP Credit Agreement is filed with this Current Report on Form 8-K to provide information regarding its terms and is not intended to provide any other factual information about the Company.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

The information provided pursuant to Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated into this Item 2.03 by reference as though fully set forth herein.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

10.1         Administrative Priority Debtor-In-Possession Credit Agreement, dated as of July 31, 2009, among the Company, the lenders party thereto and Vista Holdings, LLC, as administrative agent.

The information contained in this Current Report on Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words possible,” propose,” might,” could,” would,” projects,” plan,” forecasts,” anticipates,” expect,” intend,” believe,” seek” or may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Registrants to maintain normal relationships with their vendors, service providers and customers. The Registrants undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: July 31, 2009	By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President, Chief Accounting Officer and Treasurer